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Scudder Global High Income Fund, Inc.

Semiannual Report

April 30, 2002

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High Income Fund, Inc.

Investment Objectives and Policies

• seeking high current income as its primary objective and capital appreciation as its secondary objective through investment principally in global income strategies

Investment Characteristics

• a non-diversified closed-end investment company investing principally in a portfolio of global income securities and, to a limited extent, emerging country equity securities

• a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

Scudder Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend Reinvestment Plan Agent

For account information: 1-800-294-4366 Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153

Legal Counsel

Willkie Farr & Gallagher

Custodian

Brown Brothers Harriman & Co.

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - LBF

Contents

<Click Here> Letter to Stockholders

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Other Information

<Click Here> Privacy Statement

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's The Financial Times

This report is sent to the stockholders of Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholders,

The past six months have witnessed a return for emerging-market bonds. Both technical and fundamental factors have helped lead to price appreciation. On the technical side, we have seen money flowing into emerging markets at an increasing rate, both from managers who are dedicated to emerging markets and from investors who include emerging markets in broader global fixed-income portfolios. From a fundamental standpoint, many of the emerging-market economies have gotten stronger, which has given investors greater confidence in these markets at a time when the U.S. corporate markets are facing concerns about accounting practices. These trends, coupled with a perceived rebound in the global economy, have been largely responsible for emerging markets' six-month return.

Over the six-month period ended April 30, 2002, the fund posted a 24.59 percent total return based on net asset value. The focus of the fund continued to be on credit quality - investing in countries that have improving fundamentals warranting credit upgrades. The J.P. Morgan Emerging Markets Bond Index Plus returned 7.38 percent during the same period. The fund's return based on its market price was 28.12 percent.

These returns were achieved in part because we had an optimistic view for emerging markets during the period and expressed that opinion through many of the high-yielding credits within these markets. Additionally, the strategic use of leverage, unique to the closed-end structure of the fund, assisted in enhancing the return to investors. At the same time, several important oil-exporting countries where we had strategically positioned fund assets benefited from rising oil prices. Country selection was key, as the fund had very little exposure to Colombia and Argentina and as we continued to favor countries with improving economies, such as Russia and Ecuador.

Oil exports benefit Russia, Ecuador

Against the backdrop of improving fundamentals and rising oil prices, Russia and Ecuador were the strongest-performing countries during the period. Oil accounts for roughly 50 percent of Ecuador's exports and about 40 percent of Russia's. More importantly, the economic picture continues to improve in both countries. In Ecuador, we have remained optimistic that a standby loan agreement with the International Monetary Fund will be reached, which would cover any potential gaps in financing. Economic growth remains strong while inflation continues to decline. While the uncertain political outlook creates some risk, we believe oil profits will give the government some room to maneuver. As for Russia, an improved debt picture and strengthening geopolitical ties with the West continue to point toward strength in the country's bonds. Russian monetary reserves continue to grow, and the government is demonstrating active debt management by buying back outstanding bonds that are more costly to service. Given its commitment to reform and fiscal prudence, we expect Russia to see additional upgrades from major credit-rating agencies before the end of the year.

Argentina and Colombia were our biggest concerns, and we had the smallest exposure to these markets during the period, compared with our Lipper peers. We do not feel that current bond prices fully reflect the risks associated with Argentina. Politics will continue to drive policy, leaving the current administration under potentially stiff pressure. The banking system still has many unresolved issues, and the amount of money in both the domestic and external markets remains extremely low. With Argentine provinces strapped for cash and the lack of fiscal flexibility, printing money appears to be one alternative that may be tried. This leads us to our biggest concern regarding Argentina - the potential for hyperinflation.

In Colombia, politics have taken center stage with the election season in full swing. Presidential elections are slated for May, with the peace process taking priority on the political platforms. Increasing violence leading up to the elections has caused concern, but the fiscal-year 2001 performance is just as disappointing. Given the ongoing election campaign, we don't expect to see any action addressing key reforms until the second half of the year at the earliest.

Reduced exposure to Latin America

We are taking a cautious approach to Latin America. We have reduced our exposure to the region and shifted the proceeds to Eastern Europe and Asia. The risks to the region are beginning to rise as the political environment has begun to heat up in countries such as Colombia (May presidential elections), Argentina and Brazil (both with October presidential elections), and Venezuela (a failed military coup). In addition, while rising oil prices continue to benefit numerous Latin countries (including Ecuador, Mexico and Venezuela), net oil importers such as Brazil could see an uptick in inflation, putting pressure on interest rates and the currency.

We continue to favor Turkey and Russia in Eastern Europe and the Philippines in Asia. We've already touched on Russia, so let's talk about Turkey. We have witnessed the start of a positive series of events in Turkey recently and expect that cycle to continue, at least in the near term. The currency has recovered significantly at the same time interest rates have declined, which has allowed the central bank to shift its focus to controlling inflation. Signs of growth are slowly emerging, and the geopolitical importance of Turkey should not be underestimated. In Asia, the Philippines continues to be our top pick. The fiscal deterioration has been reversed, and the economy has been resilient in the face of the global slowdown and adverse export shocks. We think the economic outlook for the remainder of the year is positive and the financing outlook is manageable. The government has already financed a significant amount of its 2002 needs.

Looking ahead

Given the tremendous returns we have seen thus far this year, we have a more cautious view of the market over the near term. At their current levels, bond prices in most countries represent something close to fair value. We expect price volatility to increase, because global aversion to risk has shown signs of increasing. However, this allows us to focus on more defensive names within the emerging-markets universe. The global backdrop also is of concern given the tensions in the Middle East as well as the prospects for higher interest rates in the United States later in the year. We expect Latin America to be largely driven by politics given the current electoral cycles, with Brazil being the main focus. Against this backdrop, we still see value in the market, especially in Eastern Europe and Asia, and have positioned the fund accordingly.

We are pleased that you are an investor in Scudder Global High Income Fund. We would be happy to receive any questions or comments. You can reach us at (800) 349-4281.

Respectfully,

Juris Padegs
President and
Chairman of the Board

The views expressed in this report reflect those of Juris Padegs, President and Chairman of the Board, only through the end of the period of the report as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Investment Summary as of April 30, 2002

Historical Information
	Total Return (%)
	Market Value		Net Asset Value(a)		Index(b)
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	12.73	-	8.95	-	5.49	-
One Year	37.62	37.62	24.22	24.22	5.33	5.33
Three Year	63.03	17.69	57.07	16.24	38.68	11.52
Five Year	-8.52	-1.76	-13.28	-2.81	45.20	7.74
Life of Fund*	63.93	5.20	83.63	6.43	202.19	12.01

Per Share Information and Returns
	Yearly periods ended April 30

	1993*	1994	1995	1996	1997	1998	1999	2000	2001	2002
Net Asset Value ($)	14.05	13.21	10.65	13.26	16.07	13.96	6.02	6.11	6.03	6.61
Income Dividends ($)	.87	1.53	1.53	1.50	1.50	1.50	1.05	.60	.60	.75
Capital Gains Distributions ($)	.08	.34	.15	-	.80	2.12	-	-	-	-
Total Return (%)[a]	8.27	6.06	-7.56	40.65	41.83	11.20	-50.35	14.39	10.54	24.22

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are U.S. dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. The EMBI+ Index began on December 31, 1993. Prior index returns are based on the J.P. Morgan Emerging Markets Bond Index (EMBI). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
* The Fund commenced operations on July 31, 1992.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is -13.93%.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of April 30, 2002

Asset Allocation (Excludes Cash Equivalents)	4/30/02	10/31/01

Sovereign Bonds(a)	97%	96%
Corporate Bonds	3%	4%
	100%	100%

a Includes 29% and 29% investments in Brady Bonds, respectively.
Interest Rate Sensitivity (Excludes Cash Equivalents)	4/30/02	10/31/01

Fixed Rate Bonds	73%	60%
Floating Rate Bonds	27%	40%
	100%	100%

Geographical (Excludes Cash Equivalents)	4/30/02	10/31/01

Brazil	27%	17%
Russia	24%	20%
Philippines	7%	-
Jamaica	6%	8%
Venezuela	6%	3%
Algeria	6%	-
Turkey	5%	-
Ecuador	4%	2%
United States	4%	4%
Mexico	3%	16%
Bulgaria	-	7%
Peru	3%	6%
Colombia	-	6%
Other	5%	11%
	100%	100%

Asset allocation and geographical diversification are subject to change.

Investment Portfolio as of April 30, 2002

	Principal Amount ($)	Value ($)
Bonds 125.3%
Algeria 7.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.875%, 3/4/2010	5,052,000	4,647,840
Brazil 34.9%
Federative Republic of Brazil:
8.875%, 4/15/2024	1,150,000	759,000
10.125%, 5/15/2027	900,000	666,000
11.0%, 8/17/2040	3,625,000	2,809,375
14.5%, 10/15/2009	1,800,000	1,917,000
Floating Rate Debt Conversion Bond, LIBOR plus ..8125%, Series L, 3.063%, 4/15/2009	3,311,000	2,632,243
Floating Rate Debt Conversion Bond, LIBOR plus ..875%, Series L, 3.125%, 4/15/2012 (b)	4,125,000	2,946,776
New Money Bond, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 3.125%, 4/15/2009 (b)	5,764,690	4,676,605
Federative Republic of Brazil C Bond:
8.0%, 4/15/2014	6,791,226	5,301,367
Series L, 8.0%, 4/15/2014	1,539,263	1,201,587
		22,909,953
Ecuador 5.5%
Republic of Ecuador, Step-up Coupon, 5.0%, 8/15/2030	6,310,000	3,628,250
Jamaica 7.3%
Government of Jamaica:
9.625%, 7/2/2002	450,000	452,700
11.625%, 1/15/2022 (b)	4,025,000	4,367,125
		4,819,825
Malaysia 2.7%
Petroliam Nasional Berhad, 7.625%, 10/15/2026	1,750,000	1,754,716
Mexico 4.0%
United Mexican States:
8.125%, 12/30/2019	2,600,000	2,628,600
Series A, Value Recovery Rights	7,320,000	11,712
		2,640,312
Peru 3.9%
Republic of Peru, Floating Rate Debt Conversion Interest Reduction Bond, Step-up Coupon, 4.0%, 3/7/2017	3,500,000	2,520,000
Philippines 8.7%
Philippine Long Distance Telephone, 11.375%, 5/15/2012	1,500,000	1,497,644
Republic of the Philippines:
8.375%, 3/12/2009	1,700,000	1,721,250
10.625%, 3/16/2025	2,300,000	2,486,875
		5,705,769
Russia 30.3%
Mobile Telesystems Financial, 10.95%, 12/20/2004	1,300,000	1,346,406
Russian Federation:
8.25%, 3/31/2010	2,000,000	1,960,000
10.0%, 6/26/2007	1,500,000	1,608,750
12.75%, 6/24/2028	950,000	1,159,000
Step-up Coupon, 5.0%, 3/31/2030 (b)	13,325,000	9,210,907
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	6,650,000	4,613,438
		19,898,501
Turkey 6.6%
Republic of Turkey:
11.875%, 1/15/2030 (b)	2,350,000	2,444,000
12.375%, 6/15/2009	1,750,000	1,890,000
		4,334,000
Ukraine 3.9%
Government of Ukraine, 11.0%, 3/15/2007	2,514,250	2,581,946
United States 3.2%
Pemex Master Trust, 8.625%, 2/1/2022 (b)	1,270,000	1,308,100
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	750,000	823,125
		2,131,225
Venezuela 7.2%
Republic of Venezuela, Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 2.875%, 12/18/2007	5,714,200	4,728,501
Total Bonds (Cost $81,782,999)		82,300,838

Cash Equivalents 1.3%
Federal Home Loan Bank, 1.79%*, 5/1/2002 (Cost $880,000)	880,000	880,000
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $82,662,999) (a)	126.6	83,180,838
Other Assets and Liabilities, Net	(26.6)	(17,471,637)
Net Assets	100.0	65,709,201

* Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $82,799,079. At April 30, 2002, net unrealized appreciation for all securities based on tax cost was $381,759. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,704,083 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,322,324.
(b) At April 30, 2002 these securities, in whole or in part, are subject to repurchase under reverse repurchase agreements.

At April 30, 2002, outstanding written options were as follows:

Put Options	Principal Amount ($)	Expiration Date	Strike Price	Value ($)
Brazil C Bond	4,309,935	5/2/2002	USD 71.25	-
Brazil C Bond	4,309,935	5/28/2002	USD 75.75	29,739
Total outstanding written options (Premiums received $117,231)				29,739

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2002
Assets
Investments in securities, at value (cost $82,662,999)	$ 83,180,838
Cash	353,437
Receivable for investments sold	15,068,092
Interest receivable	1,175,836
Other assets	4,205
Total assets	99,782,408
Liabilities
Payable for investments purchased	10,411,606
Reverse repurchase agreements	23,292,213
Interest payable for reverse repurchase agreements	58,564
Dividends payable	89,643
Written options, at value (premiums received $117,231)	29,739
Accrued management fee	76,133
Other accrued expenses and payables	115,309
Total liabilities	34,073,207
Net assets, at value	$ 65,709,201
Net Assets
Net assets consist of: Undistributed net investment income	505,507
Net unrealized appreciation (depreciation) on: Investments	517,839
Written options	87,492
Accumulated net realized gain (loss)	(66,968,353)
Paid-in capital	131,566,716
Net assets, at value	$ 65,709,201
Net Asset Value
Net asset value per share ($65,709,201 / 9,939,539 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 6.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2002
Investment Income
Income: Interest	$ 4,240,986
Expenses: Management fee	374,352
Services to shareholders	22,352
Custodian and accounting fees	86,481
Auditing	53,500
Legal	2,364
Directors' fees and expenses	37,052
Reports to shareholders	15,747
Interest expense	187,367
Other	34,626
Total expenses	813,841
Net investment income	3,427,145
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	9,741,612
Written options	(67,392)
Foreign currency related transactions	(172,803)
9,501,417
Net unrealized appreciation (depreciation) during the period on: Investments	445,841
Written options	36,987
Foreign currency related transactions	(11,216)
471,612
Net gain (loss) on investment transactions	9,973,029
Net increase (decrease) in net assets resulting from operations	$ 13,400,174

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2002
Cash Flows from Operating Activities
Investment income received	$ 3,869,634
Interest paid	(162,530)
Payment of expenses	(628,146)
Proceeds from sales and maturities of investments	292,015,272
Purchases of investments	(296,804,751)
Net proceeds of short-term investments	845,489
Cash used for operating activities	(865,032)
Cash Flows from Financing Activities
Net increase (decrease) in reverse repurchase agreements	6,793,655
Distributions paid (net of reinvestment of dividends)	(5,575,895)
Cash provided by financing activities	1,217,760
Increase (decrease) in cash	352,728
Cash at beginning of period	709
Cash at end of period	$ 353,437
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	13,400,174
Net (increase) decrease in cost of investments	(12,603,773)
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(445,841)
(Increase) decrease in interest receivable	516,811
(Increase) decrease in receivable for investments sold	(9,379,025)
(Increase) decrease in unrealized appreciation (depreciation) on foreign currency exchange contracts	45,070
Increase (decrease) in payable for investments purchased	7,551,766
Increase (decrease) in accrued expenses	(1,670)
(Increase) decrease in written options	26,619
Increase (decrease) in interest payable	24,837
Cash used for operating activities	$ (865,032)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2002	Year Ended October 31, 2001
Operations: Net investment income	$ 3,427,145	$ 7,649,532
Net realized gain (loss) on investment transactions	9,501,417	(7,014,591)
Net unrealized appreciation (depreciation) on investment transactions during the period	471,612	1,407,504
Net increase (decrease) in net assets resulting from operations	13,400,174	2,042,445
Distributions to shareholders from net investment income	(3,926,118)	(6,456,563)
Reinvestment of distributions	-	101,072
Increase (decrease) in net assets	9,474,056	(4,313,046)
Net assets at beginning of period	56,235,145	60,548,191
Net assets at end of period (including undistributed net investment income of $505,507 and $1,004,480, respectively)	$ 65,709,201	$ 56,235,145
Other Information
Shares outstanding at beginning of period	9,939,539	9,920,436
Shares issued to shareholders in reinvestment of distributions	-	19,103
Shares outstanding at end of period	9,939,539	9,939,539

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2002[a,e]	2001	2000	1999	1998	1997
Per Share Operating Performance
Net asset value, beginning of period	$ 5.66	$ 6.10	$ 5.77	$ 5.45	$ 13.11	$ 15.61
Income from investment operations: Net investment income[b]	.34	.77	.67	.51	1.33	1.28
Net realized and unrealized gain (loss) on investment transactions	1.01	(.56)	.26	.41	(7.49)	.64
Total from investment operations	1.35	.21	.93	.92	(6.16)	1.92
Less distributions from: Net investment income	(.40)	(.65)	(.60)	(.60)	(1.24)	(1.50)
Net realized gains on investment transactions	-	-	-	-	-	(2.92)
Tax return on capital	-	-	-	-	(.26)	-
Total distributions	(.40)	(.65)	(.60)	(.60)	(1.50)	(4.42)
Net asset value, end of period	$ 6.61	$ 5.66	$ 6.10	$ 5.77	$ 5.45	$ 13.11
Market value, end of period	$ 6.40	$ 5.32	$ 5.06	$ 4.75	$ 6.88	$ 12.13[c]
Total Return
Per share net asset value (%)[d]	24.59**	4.23	19.25	(18.78)	(52.80)	14.03
Per share market value (%)	28.12**	18.31	20.22	(22.49)	(36.19)	19.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	56	61	57	53	81
Ratio of expenses (excluding interest) (%)	2.01*	2.09	1.89	2.02	1.60	1.85
Ratio of expenses (%)	2.61*	3.04	2.47	2.30	2.67	2.36
Ratio of net investment income (%)	11.00*	12.50	10.77	9.06	11.28	7.80
Portfolio turnover rate (%)	783*	781	317	323	324	362

a For the six months ended April 30, 2002.
b Based on average shares outstanding during the period.
c Market value of $14.25 has been reduced to reflect a distribution of $2.12 per share, relating to a due bill which entitles individuals who purchased shares prior to November 4, 1997, the ex-date of the dividend, to be reimbursed by the seller in the amount of the distribution.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
e As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended April 30, 2002 was to decrease net investment income per share by $.004, increase net realized and unrealized gain (loss) per share by $.004, and decrease the ratio of net investment income to average net assets from 11.14% to 11.00%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date, the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in U.S. dollar denominated Latin American Debt Instruments. Financial information prior to November 14, 1997 should not be considered representative of the present Fund.

* Annualized ** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that most fairly reflects fair value, as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Reverse Repurchase Agreements. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchase of selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $76,214,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($52,667,000), October 31, 2007 ($16,252,000), and October 31, 2009 ($7,295,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the custodian bank at April 30, 2002. Significant non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

B. Purchases and Sales of Securities

During the six months ended April 30, 2002, purchases and sales of investment securities (excluding short-term investments), aggregated $304,388,490 and $301,579,635, respectively.

Transactions in written options for the six months ended April 30, 2002 are summarized as follows:

	Number of Contracts	Premiums
Outstanding, beginning of period	3,250,000	$ 53,625
Options written	45,971,953	837,746
Options closed	(18,100,000)	(724,007)
Options expired	(22,502,083)	(50,133)
Outstanding, end of period	8,619,870	$ 117,231

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.20% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. The amount charged to the Fund by SISC aggregated $8,100, of which $1,350 is unpaid at April 30, 2002.

Scudder Service Corporation ("SSC") also a subsidiary of the Manager, is the shareholder communications agent of the Fund. The amount charged to the Fund by SSC aggregated $7,500, of which $1,250 is unpaid at April 30, 2002.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund by SFAC aggregated $31,612, of which $5,414 is unpaid at April 30, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Reverse Repurchase Agreements

The Fund has entered into reverse repurchase agreements with third parties involving its holdings in foreign debt securities. At April 30, 2002, the Fund had outstanding reverse repurchase agreements as follows:

Counterparty	Value of Assets Sold Under Agreement to Repurchase	Repurchase Liability	Weighted Average Maturity
J.P. Morgan Chase Bank	$ 27,289,990	$ 23,292,213	65 days

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 2002 was approximately $20,035,000. The weighted average daily interest rate was 1.86%. The maximum reverse repurchase agreement liability outstanding during the six months ended April 30, 2002 was $32,594,880.

F. Change in Accounting Principle

As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to November 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $26,445 reduction in cost of securities and a corresponding $26,445 increase in net unrealized appreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $42,564, decrease net unrealized appreciation by $11,595 and increase net realized gains (losses) by $54,159. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

Report of Independent Accountants

To the Board of Directors and the Shareholders of Scudder Global High Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows, and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Scudder Global High Income Fund, Inc. (the "Fund") at April 30, 2002, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
June 14, 2002

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. (Note: This provision of the Plan has been amended; please see below.) In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendments of the Plan

Effective June 13, 2001, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Effective June 1, 2002 the Plan for the fund has been amended to provide that United Missouri Bank will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. If you are a plan participant, a copy of the amended plan is enclosed. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 5 days after or 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

Other Information

Investment Manager

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Investment Management Americas Inc. (DeIM), which is part of Deutsche Asset Management, is the investment manager ( "Manager") for Scudder Global High Income Fund, Inc. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The fund's Manager is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

In addition to the fund, DeIM also manages the assets of other closed-end investment companies which invest primarily in foreign securities including: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., and The Korea Fund, Inc.

Amendment of the By-Laws

Effective April 4, 2001, the fund's By-Laws were amended to provide that after expiration of the terms of office specified for the Directors elected at such initial annual meeting of stockholders, the Directors of each class shall serve for terms of three years, or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred, and until their successors are elected and have qualified.

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.